Exit, Disposal and Restructuring Activities (Tables)	12 Months Ended
Jun. 30, 2012
Summary Of Exit, Disposal And Restructuring Actions

The following is a summary of the (income) expense associated with new and ongoing actions, which also highlights where the costs are reflected in the Consolidated Statements of Income along with the impact on diluted EPS:

(in millions)	2012	2011	2010
Exit and business dispositions	$81	$39	$18
Selling, general and administrative expenses	118	35	14
Reduction in income from continuing operations before income taxes	199	74	32
Income tax benefit	(57)	(22)	(12)
Reduction in income from continuing operations	$142	$52	$20
Impact on diluted EPS from continuing operations	$1.17	$0.42	$0.14

Impact Of Restructuring Actions On Corporate Business Segments And Unallocated Corporate Expenses

The impact of these actions on the company’s business segments and unallocated corporate expenses is summarized as follows:

(in millions)	2012	2011	2010
Retail	$14	$11	$4
Foodservice/Other	4	3	6
Australian Bakery	3	–	–
Decrease in business segment income	21	14	10
Increase in general corporate expenses	178	60	22
Total	$199	$74	$32

Restructuring 2012 Actions
Net Charges For Exit Disposal And Transformation Actions And Related Reserve Status

The following table summarizes the net charges taken for the exit, disposal, other restructuring and spin-off activities approved during 2012 and the related status as of June 30, 2012. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months. Approximately $65 million to $75 million of additional charges are expected to be recognized within the next twelve month period related to these restructuring actions and other actions associated with cost reduction efforts related to the spin-off. See the Business Overview section of the Financial Review for additional information.

(In millions)	Employee Termination and Other Benefits	IT and Other Costs	Non- cancellable Leases/ Contractual Obligations	Total
Exit, disposal and other costs recognized during 2012	$28	$117	$55	$200
Charges recognized in discontinued operations	7	–	5	12
Cash payments	(10)	(94)	(51)	(155)
Non-cash charges	–	(7)	8	1
Accrued costs as of June 30, 2012	$25	$ 16	$17	$ 58

Restructuring 2011 Actions
Net Charges For Exit Disposal And Transformation Actions And Related Reserve Status

The following table summarizes the net charges taken for the exit, disposal, restructuring and spin-off activities approved during 2011 and the related status as of June 30, 2012. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months.

(In millions)	Employee Termination and Other Benefits	IT and Other Costs	Non- cancellable Leases/ Contractual Obligations	Total
Exit, disposal and other costs recognized during 2011	$32	$36	$9	$77
Charges recognized in discontinued operations	1	25	–	26
Cash payments	(2)	(42)	–	(44)
Non-cash charges	–	(1)	–	(1)

Accrued costs as of July 2, 2011	31	18	9	58
Change in estimate	(1)	–	–	(1)
Cash payments	(15)	(18)	(9)	(42)

Accrued costs as of June 30, 2012	$15	$–	$–	$15